UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2006
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)
Georgia
Georgia
(State or other jurisdiction of incorporation)
1-12080
0-28226
(Commission File Number)
58-1550675
58-2053632
(IRS Employer Identification Number)
4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
(Address of principal executive offices)
Registrant’s telephone number, including area code (404) 846-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Reclassifications for Discontinued Operations
Post Properties, Inc. (the “Company”) and Post Apartment Homes, L.P. (the “Operating Partnership”) are re-issuing in an updated format their historical financial statements in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment of Disposal of Long-Lived Assets” (“FAS 144”). During the nine months ended September 30, 2006, the Company and the Operating Partnership classified four apartment communities as held for sale (one of which was also sold in the period) which had not been classified as assets held for sale as of December 31, 2005. In compliance with FAS 144, the Company and the Operating Partnership have reported revenues and expenses from the operations of these apartment communities as discontinued operations for each period presented (including the comparable periods of the prior year). Under SEC requirements, the same reclassification as discontinued operations required by FAS 144 following the sale of a property or classification as held for sale is required for previously issued annual financial statements for each of the three years shown in the Company’s and the Operating Partnership’s last annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale or classification as held for sale. This reclassification has no effect on the Company’s and Operating Partnership’s reported net income available to common shareholders or funds from operations.
This current report on Form 8-K updates Part II, Items 6, 7 and 8 and the consolidated financial statements of the Company and the Operating Partnership included in Item 15a of the Company’s and Operating Partnership’s annual report on Form 10-K for the fiscal year ended December 31, 2005, as amended, to reflect the apartment communities classified as held for sale (one of which was also sold) during the nine months ended September 30, 2006 as discontinued operations and to remove certain forward looking information from Item 7 that was deemed no longer relevant to the current presentation. The information contained in this current report on Form 8-K is presented as of December 31, 2005, and other than as indicated above, has not been updated to reflect developments subsequent to this date. All other items of the annual report on Form 10-K for the fiscal year ended December 31, 2005, as amended, remain unchanged.

Fair Housing Act/Americans with Disabilities Act Lawsuit
On November 21, 2006, the Equal Rights Center filed a lawsuit against the Company and the Operating Partnership in the United States District Court for the District of Columbia. This suit alleges various violations of the Fair Housing Act and the Americans with Disabilities Act at properties designed, constructed or operated by the Company and the Operating Partnership in the District of Columbia, Virginia, Colorado, Florida, Georgia, New York, North Carolina and Texas. The plaintiff seeks compensatory and punitive damages in unspecified amounts, an award of attorneys’ fees and costs of suit, as well as preliminary and permanent injunctive relief that includes retrofitting apartments and public use areas to comply with the Fair Housing Act and the Americans with Disabilities Act and prohibiting construction or sale of noncompliant units or complexes. Due to the preliminary nature of the litigation, it is not possible to predict or determine the outcome of the legal proceeding, nor is it possible to estimate the amount of loss, if any, that would be associated with an adverse decision.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, Post Properties, Inc.

23.2	Consent of Independent Registered Public Accounting Firm, Post Properties, Inc. and Post Apartment Homes, L.P.

99.1	Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Form 10-K, Item 8. Financial Statements and Supplementary Data

Form 10-K, Item 15a. Post Properties, Inc. Consolidated Financial Statements

Form 10-K, Item 15a. Post Apartment Homes Consolidated Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: December 12, 2006

POST PROPERTIES, INC.

By:	/s/ David P. Stockert

David P. Stockert
President and
Chief Executive Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: December 12, 2006

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

By:	/s/ David P. Stockert

David P. Stockert
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, Post Properties, Inc.

23.2	Consent of Independent Registered Public Accounting Firm, Post Properties, Inc. and Post Apartment Homes, L.P.

99.1	Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Form 10-K, Item 8. Financial Statements and Supplementary Data

Form 10-K, Item 15a. Post Properties, Inc. Consolidated Financial Statements

Form 10-K, Item 15a. Post Apartment Homes Consolidated Financial Statements